Fair Value Measurements	12 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements

10. Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 means the use of quoted prices in active markets for identical assets or liabilities. Level 2 means the use of values that are derived principally from or corroborated by observable market data. Level 3 means the use of inputs are those that are unobservable and significant to the overall fair value measurement

During fiscal year 2018 and 2019, the Company invested in treasury bills with maturities at time of purchase of 3 months to 1 year. The unrealized gains on these investments of $14,000 in 2019 and the unrealized loss was $13,000 in 2018. The unrealized gains and losses are recorded as part of comprehensive income and based on the market value (Level 1). The amortized cost of the investments was $5,977,000 and the carrying amount and fair value was $5,983,000 as of September 30, 2019.

At September 30, 2020 and September 30, 2019, the carrying amount reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and other financial instruments approximate their fair value based upon the short-term nature of these items.